BIMINI CAPITAL MANAGEMENT ANNOUNCES FIRST QUARTER 2022 RESULTS
VERO BEACH, Fla., (May

12, 2022) – Bimini

Capital Management, Inc. (OTCQB:

BMNM), (“Bimini Capital,” “Bimini,”

or the “Company”),
today announced results of operations for the three-month period ended March

31, 2022.
First Quarter 2022 Highlights
●
Net loss of $3.5 million, or $0.33 per common share
●
Book value per share of $2.77
●
Company to discuss results on Friday, May 13, 2022, at 10:00 AM ET
Management Commentary
Commenting on the

first quarter results,

Robert E. Cauley,

Chairman and Chief

Executive Officer,

said, “The first

quarter of 2022

was
extremely volatile as the Federal Reserve

(the “Fed”) pivoted quickly from unprecedented monetary

policy accommodation to the rapid
removal of the accommodation. The Fed announced their first rate hike of the cycle at their March 2022 meeting of 25 basis points and
last week announced another hike, this time of 50 basis points and stated 50 basis point hikes were on the table for the June 2022 and
July 2022 meetings as well. Current market

pricing in the futures markets implies the Fed

will raise the target for the

Fed Funds rate to
approximately 2.70% by

the end of

2022 and to

slightly over 3.00%

by the second

quarter of 2023.

The U.S. economy

has recovered
quickly from the COVID-19 induced downturn with the help of the Fed’s monetary policy and equally unprecedented fiscal stimulus from
the government. As the

economy recovered rapidly,

inflationary pressures emerged including labor,

with a sub-4% unemployment rate
which continues to fall and wage growth well above 5%. The war in Ukraine has further stimulated inflationary pressures as Russia and
Ukraine are leading

suppliers of food,

energy, and many other commodities.

COVID-19 induced shutdowns

in China have also

increased
supply constraints, another source

of inflationary pressure. As

the second quarter of 2022

unfolds, these trends have

intensified, and the
Fed has stated their

intention to get the

policy rate to neutral

as quickly as practical.

The Fed will also

begin their balance

sheet reduction
commencing in June of 2022.

“Orchid Island

Capital reported

a first

quarter 2022

loss of

$148.7 million

and its

shareholders equity

declined from

$768.1 million

to
$592.4 million. The market conditions described above

drove the loss as agency MBS underperformed comparable

duration treasuries
and the

Orchid’s hedge

positions. The decline

in shareholders

equity will

lead to

reduced management fees

at Bimini

Advisors in

the
near-term since the management

fees are a

function of Orchid’s

equity. Orchid

also reduced its monthly

dividend twice during the

first
quarter from $0.065 per month

to $0.045 per month. The reductions

in the monthly dividend

decreased the revenues to the

Company on
its

approximately 2.5

million shares.

Orchid, like

Bimini, will

focus

on weathering

the current

market conditions

and looks

forward to
capitalizing on the attractive returns that historically have become available as markets settle.

“The Agency RMBS

portfolio at Royal

Palm Capital decreased

by 10% during the

first quarter of

2022, the combined

effect of $2.8 million
of paydowns, return

of investment on the

structured securities portfolio of

$0.2 million and a

net $3.1 million

market to market

loss. As
the market continues

to be impacted by

the events described above and

MBS assets remain under pressure,

we have further reduced
our RMBS holdings in order to preserve cash and book value.

For the second quarter of 2022 to date, we have

sold RMBS assets with
a market value at the time of sale of $23.1 million, realizing a loss of $0.9 million. The RMBS portfolio has a market value as of April 30,
2022 of

approximately $29.0

million. Our

intention is

to grow

our cash

position until

we see

clear evidence

the market

has stabilized
before redeploying

our cash

to resume

growing the

portfolio. We

may add

to our

Orchid share

holdings given

the stock

is trading

at
attractive levels but do not have unlimited capacity to do so.

BMNM Announces First Quarter 2022 Results

May 12, 2022
“The economic developments that occurred during the first quarter have continued, and in many cases accelerated so far in the second quarter of

2022. Interest

rates have

risen materially

since the

end of

the quarter

and the

Fed has

started to

aggressively remove

the
emergency accommodation measures put in place in response to the COVID-19 pandemic. In response we have reduced our portfolio, and thus

exposure to

the current

turbulent market conditions

in order

to build

dry powder that

can be

deployed as

the market settles.
Market

conditions

such

as

these,

while

challenging,

always

provide

very

attractive

investment

opportunities.

The

chance

to

take
advantage of these opportunities may require us to wait out the current Fed tightening cycle for a while longer, but we suspect it will just
make the opportunities that much more attractive when we sense the end is near.”
Details of First Quarter 2022 Results of Operations
The Company reported net loss of $3.5 million for the three-month period ended

March 31, 2022.

Advisory service revenue for the
quarter was $3.1 million.

We recorded interest and dividend income of $0.9 million and interest expense on long-term debt of $0.3
million. We recorded a $3.2 million mark to market loss on our shares of Orchid common stock and a mark to market loss of $3.1
million on our MBS portfolio. The results for the quarter also included operating expenses of $2.0 million and an income tax benefit of
$1.2 million.
Management of Orchid Island Capital, Inc.
Orchid is managed and advised by Bimini.

As Manager, Bimini is responsible for administering Orchid’s business activities and day-to-
day

operations.

Pursuant to

the

terms of

the management

agreement, Bimini

Advisors provides

Orchid

with its

management team,
including its officers, along with appropriate support personnel.
Bimini also maintains a common stock

investment in Orchid which is

accounted for under the fair value

option, with changes in fair value
recorded

in

the

statement

of

operations

for

the

current

period.

For

the

three

months

ended March

31,

2022,

Bimini’s

statement

of
operations included a fair value adjustment of $(3.2) million and dividends of $0.4 million from its investment in Orchid’s common stock.

Also during the

three months ended

March 31, 2022,

Bimini recorded $3.1

million in advisory

services revenue for

managing Orchid’s
portfolio consisting of $2.7 million of management fees and $0.4 million in overhead reimbursement.
Book Value Per Share
The Company's Book Value

Per Share at March 31, 2022 was $2.77.

The Company computes Book Value

Per Share by dividing total
stockholders'

equity

by

the

total

number

of

shares

outstanding

of

the

Company's

Class

A

Common

Stock.

At

March

31,

2022,

the
Company's stockholders’ equity was $29.1 million, with 10,513,914 Class A Common shares outstanding.
Capital Allocation and Return on Invested Capital
The Company

allocates capital between

two MBS sub-portfolios,

the pass-through MBS

portfolio (“PT

MBS”) and

the structured MBS
portfolio, consisting

of interest

only (“IO”)

and inverse

interest-only (“IIO”)

securities.

The table

below details

the changes

to the

respective
sub-portfolios during the quarter.

BMNM Announces First Quarter 2022 Results

May 12, 2022
Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market Value - December 31, 2021 $ 58,028,859 $ 2,759,269 $ 15,016 $ 2,774,285 $ 60,803,144
Return of investment n/a (167,474) (1,561) (169,035) (169,035)
Pay-downs (2,840,703) n/a n/a n/a (2,840,703)
Premium lost due to pay-downs (267,434) n/a n/a n/a (267,434)
Mark to market gains (losses) (3,276,758) 427,754 2,234 429,988 (2,846,770)
Market Value - March 31, 2022 $ 51,643,964 $ 3,019,549 $ 15,689 $ 3,035,238 $ 54,679,202
The tables below present the allocation of capital between the respective portfolios at March 31, 2022 and December 31, 2021, and the return on invested

capital for each

sub-portfolio for the

three-month period ended

March 31, 2022.

Capital allocation is

defined as

the
sum

of the

market value

of securities

held,

less

associated repurchase

agreement borrowings,

plus

cash and

cash equivalents

and
restricted cash associated with repurchase agreements.

Capital allocated to non-portfolio assets is not included in the calculation.
The returns on invested capital

in the PT MBS

and structured MBS portfolios were

approximately (34.6)% and 16.2%, respectively,

for
the first quarter of 2022.

The combined portfolio generated a return on invested capital of approximately (22.6)%.
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
March 31, 2022
Market value $ 51,643,964 $ 3,019,549 $ 15,689 $ 3,035,238 $ 54,679,202
Cash equivalents and restricted cash 7,983,873 - - - 7,983,873
Repurchase agreement obligations (54,814,689) - - - (54,814,689)
Total
(1)
$ 4,813,148 $ 3,019,549 $ 15,689 $ 3,035,238 $ 7,848,386
% of Total 61.3% 38.5% 0.2% 38.7% 100.0%
December 31, 2021
Market value $ 58,028,859 $ 2,759,269 $ 15,016 $ 2,774,285 $ 60,803,144
Cash equivalents and restricted cash 9,812,410 - - - 9,812,410
Repurchase agreement obligations (58,877,999) - - - (58,877,999)
Total
(1)
$ 8,963,270 $ 2,759,269 $ 15,016 $ 2,774,285 $ 11,737,555
% of Total 76.4% 23.5% 0.1% 23.6% 100.0%
(1)
Invested capital includes the value of the MBS portfolio and cash equivalents and restricted cash, reduced by repurchase agreement
borrowings.
Returns for the Quarter Ended March 31, 2022
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Interest income (net of repo cost) $ 441,228 $ 17,769 $ 1,150 $ 18,919 $ 460,147
Realized and unrealized (losses) gains (3,544,192) 427,754 2,234 429,988 (3,114,204)
Total Return $ (3,102,964) $ 445,523 $ 3,384 $ 448,907 $ (2,654,057)
Beginning capital allocation $ 8,963,270 $ 2,759,269 $ 15,016 $ 2,774,285 $ 11,737,555
Return on invested capital for the quarter
(1)
(34.6)% 16.1% 22.5% 16.2% (22.6)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.

BMNM Announces First Quarter 2022 Results

May 12, 2022
Prepayments
For the first quarter of 2022, the Company received approximately $3.0 million in scheduled and unscheduled principal repayments and prepayments,

which

equated

to

a

3-month

constant

prepayment

rate

(“CPR”)

of

approximately

20.9%

for

the

first

quarter

of

2022.

Prepayment rates on the two MBS sub-portfolios were as follows (in CPR):

PT Structured
MBS Sub- MBS Sub- Total
Three Months Ended Portfolio Portfolio Portfolio
March 31, 2022 18.5 25.6 20.9
December 31, 2021 13.7 35.2 21.1
September 30, 2021 15.5 26.9 18.3
June 30, 2021 21.0 31.3 21.9
March 31, 2021 18.5 16.4 18.3
Portfolio
The following tables summarize the MBS portfolio as of March 31, 2022 and December 31, 2021:
($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
March 31, 2022
Fixed Rate MBS $ 51,644 94.4% 3.69% 327 1-Sep-51
Interest-Only MBS 3,019 5.6% 2.84% 304 15-May-51
Inverse Interest-Only MBS 16 0.0% 5.60% 206 15-May-51
Total MBS Portfolio $ 54,679 100.0% 3.41% 326 1-Sep-51
December 31, 2021
Fixed Rate MBS $ 58,029 95.4% 3.69% 330 1-Sep-51
Interest-Only MBS 2,759 4.6% 2.86% 306 15-May-51
Inverse Interest-Only MBS 15 0.0% 5.90% 209 15-May-39
Total MBS Portfolio $ 60,803 100.0% 3.41% 329 1-Sep-51
($ in thousands)
March 31, 2022 December 31, 2021
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 34,936 63.9% $ 39,703 65.3%
Freddie Mac 19,743 36.1% 21,100 34.7%
Total Portfolio $ 54,679 100.0% $ 60,803 100.0%

BMNM Announces First Quarter 2022 Results

May 12, 2022
March 31, 2022 December 31, 2021
Weighted Average Pass Through Purchase Price $ 109.33 $ 109.33
Weighted Average Structured Purchase Price $ 4.81 $ 4.81
Weighted Average Pass Through Current Price $ 102.78 $ 109.30
Weighted Average Structured Current Price $ 11.92 $ 9.87
Effective Duration
(1)
1.720 2.103
(1)
Effective duration is the

approximate percentage change

in price for a

100 basis point change

in rates.

An effective duration

of 1.720 indicates
that an

interest rate

increase of

1.0% would

be expected

to cause

a 1.720%

decrease in

the value

of the

MBS in

the Company’s

investment
portfolio at March 31, 2022.

An effective duration of 2.103 indicates that an interest rate increase of 1.0% would be expected to cause a 2.103%
decrease in the value of the MBS in the Company’s investment portfolio at December 31, 2021. These figures include the structured securities in the portfolio but not

the effect of

the Company’s hedges.
Effective duration quotes

for individual investments

are obtained from

The Yield Book,
Inc.
Financing and Liquidity
As of March 31, 2022, the Company had outstanding repurchase obligations of approximately $54.8 million with a net weighted average
borrowing

rate of

0.34%.

These agreements

were collateralized

by MBS

with a

fair value,

including

accrued

interest,

of approximately

$54.9
million and cash of approximately $3.4 million. At March 31, 2022,

the Company’s liquidity was approximately $4.6 million, consisting of unpledged

MBS and cash

and cash equivalents.
We may

pledge

more of

our structured

MBS as

part of

a repurchase

agreement

funding,

but retain

cash in

lieu of

acquiring

additional

assets.

In this way,

we can, at

a modest cost, retain

higher levels of cash on

hand and decrease the likelihood we

will have to

sell assets in

a
distressed

market in

order to

raise cash.

Below is

a list of

outstanding

borrowings

under repurchase

obligations

at March

31, 2022.
($ in thousands)
Repurchase Agreement Obligations
Weighted Weighted
Total Average Average
Outstanding % of
Borrowing

Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
(in Days)
Mirae Asset Securities (USA) Inc. $ 30,950 56.4% 0.36% $ 1,862 32
ED&F Man Capital Markets, Inc. 11,540 21.1% 0.19% 659 14
South Street Securities, LLC 5,053 9.2% 0.37% 237 18
Citigroup Global Markets, Inc. 4,742 8.7% 0.38% 289 25
Mitsubishi UFJ Securities (USA), Inc. 2,530 4.6% 0.75% 361 22
$ 54,815 100.0% 0.34% $ 3,408 26
(1)
Equal to the fair value of securities sold (including accrued interest receivable)

and cash posted as collateral,

if any, minus the

sum of repurchase
agreement liabilities,

accrued interest

payable and securities

posted by the

counterparty

(if any).

BMNM Announces First Quarter 2022 Results

May 12, 2022
Summarized Consolidated Financial Statements
The following

is a summarized

presentation

of the unaudited

consolidated

balance sheets

as of March 31, 2022,

and December

31, 2021,
and the unaudited consolidated

statements of operations

for the three months ended March

31, 2022 and 2021.

Amounts presented

are
subject to

change.
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited - Amounts Subject To

Change)
March 31, 2022 December 31, 2021
ASSETS
Mortgage-backed securities $ 54,679,202 $ 60,803,144
Cash equivalents and restricted cash 7,983,873 9,812,410
Orchid Island Capital, Inc. common stock, at fair value 8,434,910 11,679,107
Accrued interest receivable 214,550 229,942
Deferred tax assets, net 36,258,788 35,036,312
Other assets 4,439,555 4,523,726
Total Assets $ 112,010,878 $ 122,084,641
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 54,814,689 $ 58,877,999
Long-term debt 27,433,290 27,438,976
Other liabilities 619,931 2,767,816
Total Liabilities 82,867,910 89,084,791
Stockholders' equity

29,142,968 32,999,850
Total Liabilities and

Stockholders' Equity
$ 112,010,878 $ 122,084,641
Class A Common Shares outstanding 10,513,914 10,702,194
Book value per share $ 2.77 $ 3.08

BMNM Announces First Quarter 2022 Results

May 12, 2022
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED STATEMENTS

OF OPERATIONS
(Unaudited - Amounts Subject to Change)
Three Months Ended March 31,
2022 2021
Advisory services $ 3,075,362 $ 2,025,409
Interest and dividend income 893,669 1,116,713
Interest expense (287,308) (289,406)
Net revenues 3,681,723 2,852,716
Other (expense) income (6,358,304) 658,400
Expenses 2,025,479 1,756,583
Net (loss) income before income tax (benefit) provision (4,702,060) 1,754,533
Income tax (benefit) provision (1,222,476) 464,103
Net (loss) income $ (3,479,584) $ 1,290,430
Basic and Diluted Net Income (Loss) Per Share of:
CLASS A COMMON STOCK $ (0.33) $ 0.11
CLASS B COMMON STOCK $ (0.33) $ 0.11
Three Months Ended March 31,
Key Balance Sheet Metrics 2022 2021
Average MBS
(1)
$ 57,741,173 $ 69,017,031
Average repurchase agreements
(1)
56,846,344 69,103,556
Average stockholders' equity
(1)
31,071,409 35,133,064
Key Performance Metrics
Average yield on MBS
(2)
3.40% 3.54%
Average cost of funds
(2)
0.22% 0.23%
Average economic cost of funds
(3)
1.52% 4.33%
Average interest rate spread
(4)
3.18% 3.31%
Average economic interest rate spread
(5)
1.88% (0.79)%
Summarized Consolidated Financial Statements
(1).
Average MBS,

repurchase agreements

and stockholders’

equity balances

are calculated

using two data

points, the

beginning and

ending balances.
(2).
Portfolio yields and

costs of

funds are

calculated based

on

the average

balances of

the underlying

investment portfolio/repurchase agreement
balances and

are annualized

for the quarterly

periods presented.
(3).
Represents interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities,

divided by
average repurchase

agreements.
(4).
Average interest

rate spread is

calculated by

subtracting

average cost

of funds from

average yield

on MBS.
(5).
Average economic

interest rate

spread is calculated

by subtracting

average economic

cost of funds

from average

yield on MBS.
About Bimini Capital Management, Inc.
Bimini Capital Management,

Inc. invests primarily

in, but is not limited to investing

in, residential

mortgage-related

securities issued

by the
Federal National

Mortgage Association

(Fannie Mae), the Federal

Home Loan Mortgage Corporation

(Freddie Mac) and the Government
National Mortgage Association

(Ginnie Mae). Its objective is to earn returns on the spread between the yield on its assets and its costs,
including the interest expense on

the funds

it borrows.

In addition, Bimini

generates a significant portion of

its revenue serving as

the

BMNM Announces First Quarter 2022 Results

May 12, 2022
manager of

the MBS portfolio

of Orchid Island

Capital,

Inc.
Forward Looking Statements
Statements

herein

relating

to matters

that are

not historical

facts

are forward-looking

statements

as defined

in the

Private

Securities

Litigation
Reform Act of 1995. The reader is cautioned that

such forward-looking

statements are based on information

available at the time and on
management's

good faith

belief

with respect

to future

events,

and are

subject

to risks

and uncertainties

that could

cause actual

performance
or results to

differ materially

from those expressed

in such forward-looking

statements.

Important

factors that

could cause

such differences
are

described

in

Bimini

Capital

Management,

Inc.'s

filings

with

the

Securities

and

Exchange

Commission,

including

Bimini

Capital
Management, Inc.'s most

recent Annual Report on

Form 10-K

and Quarterly Reports

on Form

10-Q. Bimini

Capital Management, Inc.
assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other
factors affecting

forward-looking

statements.
Earnings Conference Call Details
An earnings conference

call and live

audio webcast will be hosted

Friday, May 13, 2022, at 10:00 AM ET. Participants can receive dial-in
information

via email

by following

the link:
https://www.incommglobalevents.com/registration/q4inc/10810/bimini-capital-first-quarter-2022-earnings/
A

live

audio

webcast

of

the

conference

call

can

be

accessed

via

the

investor

relations

section

of

the

Company's

website

at
https://ir.biminicapital.com

or at

https://events.q4inc.com/attendee/606840623,

and an

audio archive of

the webcast will

be available

for
approximately

one year.
CONTACT:
Bimini Capital

Management,

Inc.
Robert E.

Cauley, 772-231-1400
Chairman

and Chief

Executive

Officer
https://ir.biminicapital.com